SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 14, 2004


                        CIT Equipment Collateral 2003-VT1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       333-53688-01                                           N/A
 (Commission File Number)                     (IRS Employer Identification No.)

                       c/o The Bank of New York (Delaware)
                          White Clay Center, Route 273
                             Newark, Delaware 19711
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (302) 451-2500



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

(c). Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
----------                          -----------
99.1                                Pool Data Report


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CIT EQUIPMENT COLLATERAL 2003-EF1


                                     By: CIT FINANCIAL USA, INC.,
                                     as Servicer


                                     By:  /s/ Usama Ashraf
                                          ---------------------------------
                                          Name:  Usama Ashraf
                                          Title: Vice President


Dated:   April 14, 2004

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT COLLATERAL 2003-VT1
COMPOSITION OF CONTRACT POOL
AT DECEMBER 31, 2003



                                                                 WEIGHTED             WEIGHTED               AVERAGE
                                               CURRENT           AVERAGE              AVERAGE                REQUIRED
                                 NUMBER        REQUIRED          ORIGINAL             REMAINING               PAYOFF
                                    OF          PAYOFF             TERM                 TERM                  AMOUNT
                                CONTRACTS       AMOUNT           (RANGE)               (RANGE)                (RANGE)
                                ---------       ------           -------               -------                -------
                                 60,496       $661,905,701      46.2 months           32.6 months           $10,865
                                                            (14 to 84 months)      (4 to 75 months)   ($0 to $2,859,969)




TYPE OF CONTRACT
AT DECEMBER 31, 2003

                                                                   % OF
                                                                  TOTAL                                        % OF
                                                NUMBER             NUMBER                  REQUIRED          REQUIRED
                                                  OF                OF                      PAYOFF            PAYOFF
TYPE OF CONTRACT                              CONTRACTS         CONTRACTS                   AMOUNT            AMOUNT
----------------                             -----------        ---------      -            ------            ------

True Leases                                    32,950               54.47%             $   480,521,774           72.60%
Finance Leases                                 27,546               45.53              $   181,383,927           27.40
                                              ------------------------------------------------------------------------
   Total                                       60,496              100.00%             $   661,905,701          100.00%
                                              ========================================================================


CIT EQUIPMENT COLLATERAL 2003-VT1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT DECEMBER 31, 2003




                                                   % OF
                                                   TOTAL                                % OF
                                 NUMBER             NUMBER          REQUIRED          REQUIRED
                                    OF               OF              PAYOFF            PAYOFF
STATE                           CONTRACTS        CONTRACTS           AMOUNT            AMOUNT
-----                           ---------        ---------        -----------          ------
Alabama                           656              1.08%         $  5,417,540            0.82 %
Alaska                            128              0.21             2,007,277            0.30
Arizona                         2,268              3.75            22,905,641            3.46
Arkansas                          348              0.58             2,575,800            0.39
California                      7,161             11.84            63,902,473            9.65
Colorado                        1,461              2.42             9,628,202            1.45
Connecticut                       962              1.59            10,866,410            1.64
Delaware                          208              0.34             2,020,302            0.31
District of Columbia              336              0.56             5,760,118            0.87
Florida                         4,363              7.21            30,601,539            4.62
Georgia                         1,895              3.13            21,973,386            3.32
Hawaii                            141              0.23               709,723            0.11
Idaho                             192              0.32             1,102,106            0.17
Illinois                        1,585              2.62            21,334,646            3.22
Indiana                           859              1.42             8,518,110            1.29
Iowa                              361              0.60             2,004,296            0.30
Kansas                            363              0.60             8,625,115            1.30
Kentucky                          473              0.78             2,556,965            0.39
Louisiana                         631              1.04             4,541,160            0.69
Maine                             111              0.18               685,212            0.10
Maryland                        1,256              2.08            14,626,685            2.21
Massachusetts                   2,003              3.31            23,741,670            3.59
Michigan                        2,100              3.47            32,317,297            4.88
Minnesota                       1,026              1.70            14,976,908            2.26
Mississippi                       331              0.55             2,117,543            0.32
Missouri                          935              1.55             8,912,367            1.35
Montana                           171              0.28               820,760            0.12
Nebraska                          175              0.29             2,057,884            0.31
Nevada                            363              0.60             3,075,688            0.46
New Hampshire                     303              0.50             2,659,089            0.40
New Jersey                      3,563              5.89            63,628,376            9.61
New Mexico                        277              0.46             1,749,115            0.26
New York                        5,438              8.99            62,231,989            9.40
North Carolina                  1,502              2.48            10,740,175            1.62
North Dakota                       66              0.11               664,015            0.10
Ohio                            1,688              2.79            21,403,538            3.23
Oklahoma                          493              0.81             6,251,469            0.94
Oregon                            776              1.28             5,005,672            0.76
Pennsylvania                    2,595              4.29            30,234,787            4.57
Rhode Island                      194              0.32             1,693,394            0.26
South Carolina                    643              1.06             4,050,522            0.61
South Dakota                      113              0.19               518,356            0.08
Tennessee                       1,218              2.01            10,318,445            1.56
Texas                           4,458              7.37            60,548,046            9.15
Utah                              275              0.45             1,917,123            0.29
Vermont                           162              0.27               748,269            0.11
Virginia                        1,562              2.58            18,428,879            2.78
Washington                      1,182              1.95            11,802,337            1.78
West Virginia                     229              0.38             1,420,728            0.21
Wisconsin                         784              1.30            15,052,954            2.27
Wyoming                           113              0.19               455,602            0.07
                            ----------   --------------    -------------------  --------------
   Total                       60,496            100.00%        $ 661,905,701          100.00 %
                            ==========   ==============    ===================  ==============


CIT EQUIPMENT COLLATERAL 2003-VT1
PAYMENT STATUS
AT DECEMBER 31, 2003



                                                             % OF
                                                             TOTAL                             % OF
                                           NUMBER            NUMBER           REQUIRED       REQUIRED
                                             OF               OF               PAYOFF         PAYOFF
DAYS DELINQUENT                          CONTRACTS         CONTRACTS           AMOUNT         AMOUNT
---------------                         -----------        ----------          ------         ------
Current, including 1 to 30 day
   delinquent contracts                     58,268           96.32 %       $ 648,041,041        97.91 %
31-60 days delinquent                        1,218            2.01         $   8,929,208        1.35
61-90 days delinquent                          402            0.66         $   2,070,931        0.31
91-120 days delinquent                         269            0.44         $   1,302,068        0.20
Over 120 days delinquent                       339            0.56         $   1,562,453        0.24
                                       ------------     -----------     -----------------  ----------
   Total                                    60,496          100.00 %       $ 661,905,701      100.00 %
                                       ============     ===========     =================  ==========


EQUIPMENT TYPE
AT DECEMBER 31, 2003

                                                             % OF
                                                             TOTAL                               % OF
                                           NUMBER            NUMBER            REQUIRED        REQUIRED
                                             OF               OF                PAYOFF          PAYOFF
TYPE OF EQUIPMENT                        CONTRACTS         CONTRACTS            AMOUNT          AMOUNT
-----------------                        ----------       ----------      --------------    ----------

Computers                                   44,132            72.95 %     $  311,460,899        47.06 %
Telecommunciations                           8,323            13.76       $  207,178,858        31.30
General Office Equipment/Copiers             4,400             7.27       $   74,132,147        11.20
Software                                       421             0.70       $   41,544,311         6.28
Automotive                                   3,011             4.98       $   25,375,301         3.83
Other (1)                                      209             0.35       $    2,214,185         0.33
                                       ------------      ------------   ----------------    ----------
   Total                                    60,496           100.00 %     $  661,905,701       100.00 %
                                       ============      ============   ================    ==========

(1) Includes $72,751 as the largest and $10,594 as the average Required Payoff Amount.


CIT EQUIPMENT COLLATERAL 2003-VT1
REQUIRED PAYOFF AMOUNT
AT DECEMBER 31, 2003



                                                  % OF
                                                 TOTAL                                % OF
                                   NUMBER         NUMBER          REQUIRED          REQUIRED
                                      OF           OF              PAYOFF            PAYOFF
REQUIRED PAYOFF AMOUNT            CONTRACTS    CONTRACTS           AMOUNT            AMOUNT
----------------------            ----------   ---------           ------            ------
           0.01 -  5,000.00        40,831         67.49 %      $   90,703,430         13.70 %
       5,000.01 - 10,000.00         9,289         15.35        $   65,240,027          9.86
      10,000.01 - 15,000.00         3,202          5.29        $   38,953,648          5.89
      15,000.01 - 25,000.00         2,818          4.66        $   54,346,461          8.21
      25,000.01 - 50,000.00         2,334          3.86        $   81,249,892         12.28
     50,000.01 - 100,000.00         1,152          1.90        $   79,456,016         12.00
    100,000.01 - 150,000.00           357          0.59        $   42,990,248          6.49
    150,000.01 - 250,000.00           256          0.42        $   49,094,349          7.42
    250,000.01 - 500,000.00           146          0.24        $   50,072,149          7.56
  500,000.01 - 1,000,000.00            67          0.11        $   47,611,902          7.19
1,000,000.01 - 2,000,000.00            40          0.07        $   52,353,429          7.91
2,000,000.01 - 2,859,969.53             4          0.01        $    9,834,149          1.49
                              ------------   -----------    ------------------   -----------
                      Total        60,496        100.00 %      $  661,905,701        100.00 %
                              ============   ===========    ==================   ===========



REMAINING TERM
AT DECEMBER 31, 2003
                                                 % OF
                                                 TOTAL                               % OF
                                  NUMBER         NUMBER          REQUIRED          REQUIRED
                                    OF             OF             PAYOFF            PAYOFF
REMAINING TERMS OF CONTRACTS     CONTRACTS      CONTRACTS         AMOUNT            AMOUNT
----------------------------     ---------      ---------         ------            ------
(MONTHS)

  0- 12                            6,760          11.17 %        31,421,819          4.75 %
 13- 24                           23,947          39.58         201,728,198         30.48
 25- 36                           16,213          26.80         133,757,000         20.21
 37- 48                           11,126          18.39         225,146,407         34.01
 49- 60                            2,429           4.02          66,208,848         10.00
 61- 72                               21           0.03           3,643,431          0.55
                             ------------   ------------    ----------------   --------------
   Total                          60,496         100.00 %       661,905,701        100.00 %
                             ============   ============    ================   ==============


CIT EQUIPMENT COLLATERAL 2003-VT1
TYPES OF OBLIGOR
AT DECEMBER 31, 2003



                                                          % OF
                                                          TOTAL                              % OF
                                         NUMBER           NUMBER           REQUIRED         REQUIRED
                                           OF               OF              PAYOFF           PAYOFF
TYPE OF OBLIGOR                         CONTRACTS        CONTRACTS          AMOUNT           AMOUNT
---------------                         ---------        ---------          ------           ------

Services- (1)                              22,455           37.12 %    $  276,448,011         41.77 %
Manufacturing                                5,342           8.83         124,877,845         18.87
Financial Services Institutiions             6,294          10.40          60,047,351          9.07
Retail Trade                                 4,217           6.97          37,184,340          5.62
Wholesale Trade                              3,425           5.66          36,100,168          5.45
Medical /Healthcare Organizations            2,656           4.39          33,630,502          5.08
Other (2)                                  10,198           16.86          30,168,904          4.56
Communications & Utilities                     619           1.02          17,588,400          2.66
Construction                                 2,422           4.00          12,670,228          1.91
Transportation                               1,212           2.00          12,084,380          1.83
Printing & Publishing                          619           1.02           9,783,994          1.48
Government                                     259           0.43           5,726,958          0.87
Resources & Agriculture                        778           1.29           5,594,620          0.85
                                       ------------    -----------   -----------------   -----------
   Total                                    60,496         100.00 %    $  661,905,701        100.00 %
                                       ============    ===========   =================   ===========

(1) Primarily: Business Services (23%), Engineering, Accounting & Research (19%), Misc Service Organizations (16%)
   Automotive Repair, Service & Parts (11%), Legal Services (7%).
(2) Includes $197,116 as the largest Required Payoff Amount belonging to a single obligor.


     As shown in the table above, the servicer's records lists 4.56% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 4.34%
of the required payoff amount represents small ticket computer equipment typically leased to small businesses.
The remaining "Other" obligor category represents approximately 0.22% of the required payoff amount. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.



OBLIGOR CONCENTRATION

                                                               % OF                              % OF
                                             NUMBER            TOTAL            REQUIRED       REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING         OF            NUMBER OF           PAYOFF         PAYOFF
   VENDOR LOANS )                           CONTRACTS        CONTRACTS           AMOUNT         AMOUNT
-----------------                           ----------       ---------           ------         ------

Top 5                                          201              0.33%        $   44,674,735      6.75%

The Top 5 obligors conduct business in the Services and Manufacturing industries.


CIT EQUIPMENT COLLATERAL 2003-VT1
SCHEDULED PAYMENT
AT DECEMBER 31, 2003





       COLLECTION             SCHEDULED             COLLECTION        SCHEDULED
         PERIOD               CASHFLOWS               PERIOD          CASHFLOWS
         ------               ---------               ------          ---------

Positive Rent Due            4,605,671.77

         January-2004       22,328,938.13            March-2007     6,396,778.25
        February-2004       24,559,791.98            April-2007     5,926,353.39
           March-2004       25,087,747.71              May-2007     5,302,298.61
           April-2004       27,152,524.90             June-2007     4,858,046.92
             May-2004       24,726,738.46             July-2007     4,318,116.29
            June-2004       24,942,933.45           August-2007     3,627,065.46
            July-2004       26,999,544.89        September-2007     3,143,322.37
          August-2004       24,448,501.53          October-2007     2,656,064.44
       September-2004       24,957,067.24         November-2007     2,008,336.00
         October-2004       25,320,493.23         December-2007     1,597,391.16
        November-2004       23,218,020.03          January-2008     1,049,493.98
        December-2004       23,186,093.51         February-2008       698,953.65
         January-2005       23,196,066.70            March-2008       346,861.26
        February-2005       21,392,955.92            April-2008       119,879.82
           March-2005       20,675,293.54              May-2008        96,362.87
           April-2005       21,054,472.74             June-2008        64,487.19
             May-2005       19,661,974.83             July-2008        64,089.72
            June-2005       19,183,906.63           August-2008        62,037.53
            July-2005       19,720,857.93        September-2008        60,584.92
          August-2005       18,313,074.67          October-2008        58,806.67
       September-2005       17,572,973.88         November-2008        58,572.37
         October-2005       16,046,476.42         December-2008        58,572.37
        November-2005       14,548,297.16          January-2009        58,572.37
        December-2005       13,088,461.52         February-2009        58,572.37
         January-2006       11,779,000.26            March-2009        58,412.77
        February-2006       10,569,611.93            April-2009        58,313.19
           March-2006        8,880,368.58              May-2009        55,624.35
           April-2006        8,504,090.41             June-2009        49,025.75
             May-2006        8,293,873.04             July-2009        24,795.20
            June-2006        8,089,683.18           August-2009         6,148.55
            July-2006        7,980,386.44        September-2009         3,587.76
          August-2006        7,943,769.56          October-2009         3,587.76
       September-2006        7,796,181.36         November-2009         3,275.63
         October-2006        7,571,530.97         December-2009           585.75
        November-2006        7,420,937.69          January-2010           585.75
        December-2006        7,171,185.89         February-2010           587.75
         January-2007        6,948,348.75            March-2010                -
        February-2007        6,697,197.43
